                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A



                                CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



                                August 2, 1999
                       ---------------------------------
                                Date of Report
                       (Date of earliest event reported)



                            DOT HILL SYSTEMS CORP.
            (Exact name of registrant as specified in its charter)



       New York                001-13317                  13-3460176
    ---------------           ------------             -------------------
    (State or other           (Commission              (IRS Employer
    jurisdiction of           File Number)             Identification No.)
    incorporation)


             6305 El Camino Real Carlsbad, California 92009-1606
             ----------------------------------------------------
            (Address of registrant's principal executive offices)



                                (760) 931-5500
                                --------------
             (Registrant's telephone number, including area code)



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Item 7.  Financial Statements and Exhibits.

         This Form 8-K/A amends Item 7 of the Current Report on Form 8-K (Commission File No. 001-13317) filed by the Registrant on August 6, 1999, by providing the financial information required as set forth below.


         (a)      Financial Statements of Business Acquired.



                  The financial statements of Artecon, Inc. ("Artecon") were previously filed for the periods specified in Rule 3-05(b) of Regulation S-X as part of the Registration Statement on Form S-4, Commission FIle No. 333-80395 (the "S-4"), originally filed by the Registrant on June 10, 1999 and declared effective as of July 8, 1999. The S-4 is incorporated herein by reference.



         (b)      Pro Forma Financial Information.



                  The pro forma financial information required to be filed pursuant to Article 11 of Regulation S-X was previously filed as part of the S-4.


                  The merger of the Registrant and Artecon was accounted for as a pooling-of-interests transaction. Accordingly, the Registrant's consolidated financial statements have been retroactively restated to reflect the Merger, and are attached hereto as Exhibit 99.2.


         (c)      10.1   Merger Agreement, dated as of April 29, 1999,
                         between Box Hill Systems Corp., BH Acquisition Corp., and Artecon, Inc.**

                  24.1   Consent of Arthur Andersen, LLP

                  24.2   Consent of Deloitte & Touche, LLP


                  99.1 Dot Hill Systems Corp. Press Release dated August 3, 1999.**


                  99.2   Restated Financial Statements of Dot Hill Systems Corp.




**       Previously filed


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DOT HILL SYSTEMS CORP.


                                             By:   /s/ James L. Lambert
                                                   James L. Lambert
                                                   Co-Chief Executive Officer



Date:    September 30, 1999



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